UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2008
SUPERIOR OFFSHORE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-33412 (Commission File Number)	72-1264943 (I.R.S. Employer Identification No.)
717 Texas Avenue, Suite 3150
Houston, Texas 77002
(Address of principal executive offices, including zip code)
(713) 910-1875
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On January 27, 2008, James J. Mermis, the President and Chief Executive Officer and a Director of Superior Offshore International, Inc. (the “Company”), resigned as an officer, director and employee of the Company. Under the terms of his resignation, Mr. Mermis will not receive any severance payments and has agreed to forfeit all of the remaining 616,000 shares of unvested restricted stock that he owned as of the date of his resignation.
     Effective upon Mr. Mermis’ resignation, the Board of Directors (the “Board”) of the Company appointed Mr. E. Donald Terry to serve as Interim President and Chief Executive Officer of the Company until a successor is named. Mr. Terry has over 45 years of experience in the subsea construction and commercial diving industry. Mr. Terry has been an independent director of the Company since April 2007. During 2003, Mr. Terry was a consultant for Horizon Offshore, Inc., a provider of marine construction services. From 1998 to 2000, Mr. Terry was Chief Executive Officer and Chairman of the Board of Terry Offshore, Inc., an offshore energy services company. From 1995 to 1998, Mr. Terry was Worldwide General Manager of McDermott Underwater Services, Inc., a marine underwater engineering and construction company. From 1992 to 1995, Mr. Terry was Vice President of Offshore Pipelines, Inc., a marine engineering and construction company. From 1988 to 1992, Mr. Terry was President and Chief Operating Officer and a director of Offshore Petroleum Divers, Inc., an offshore commercial diving company, which he co-founded in 1988. From 1979 to 1988, Mr. Terry served in a number of capacities with Cal Dive International Inc., an offshore commercial diving company, including as President and Chief Operating Officer from 1985 to 1988, Vice President—Americas from 1981 to 1985, and a director from 1979 to 1988.
     The Company will pay Mr. Terry a salary of $60,000 per month as Interim President and Chief Executive Officer, for a minimum of 45 days, and will reimburse him for reasonable business expenses. In addition, the Company has granted Mr. Terry options to purchase up to 100,000 shares of the Company’s common stock, which options vested and became fully exercisable immediately upon the grant. The options have an exercise price equal to the closing price of the Company’s common stock on the Nasdaq Global Market on January 31, 2008, the grant date. The options expire on the tenth anniversary of the grant date. The form of stock option agreement is attached to this report as Exhibit 10.1. The Company has not entered into an employment agreement with Mr. Terry and has not agreed to any severance arrangements with Mr. Terry in the event of the termination of his employment with the Company.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.
     The following exhibit is filed herewith:

10.1	Form of Stock Option Agreement (incorporated by reference to Exhibit 10.7 to the Company’s Registration Statement on Form S-1 (Registration No. 333-136567)).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR OFFSHORE INTERNATIONAL, INC.
Dated: January 31, 2008	By:	/s/ Roger D. Burks
Roger D. Burks
Executive Vice President, Chief Financial and Administrative Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Form of Stock Option Agreement (incorporated by reference to Exhibit 10.7 to the Company’s Registration Statement on Form S-1 (Registration No. 333-136567)).